                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 12, 2007
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                               AmCOMP Incorporated
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-51767                 65-0636842
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

   701 U.S. Highway One, North Palm Beach, Florida               33408
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On February 12, 2007,  members of the executive  management team of AmCOMP
Incorporated  (Debra  Ruedisili,  Executive Vice  President and Chief  Operating
Officer,  and Kumar  Gursahaney,  Senior  Vice  President  and  Chief  Financial
Officer) participated in the New York Society of Security Analysts' (NYSSA) 11th
Annual Insurance  Conference in New York City. During their formal presentation, which was webcast  simultaneously via the Company's website,  the executive team provided an  overview of the  business,  including  differentiating  competitive factors and financial  metrics as at and for the nine months ended September 30,
2006, which is the Company's most recently reported  financial  results.  It was also noted that the absence from the conference of the Company's Chairman of the
Board and Chief Executive Officer, Fred R. Lowe, was due to recent surgery, from which Mr. Lowe is currently recovering.

      An archive of the webcast is available via the  Company's  website for the next 30 days, and can be accessed at the following link:
http://ir.amcomp.com/eventdetail.cfm?eventid=34953

                                   SIGNATURES
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AMCOMP INCORPORATED

Dated: February 12, 2007               By: /s/ George Harris
                                           -------------------------------------
                                           Name:  George Harris
                                           Title:  Senior Vice President